UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2024

Hilton Grand Vacations Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2024, the board of directors (the “Board) of Hilton Grand Vacations Inc. (the “Company”) approved an increase in its size from nine members to ten members and appointed Ms. Gail Mandel to fill the vacancy created by the increase effective  as of June 7, 2024. Ms. Mandel was also appointed by the Board to serve as a member of the Audit Committee. Ms. Mandel will serve until the 2025 annual meeting of the Company’s stockholders or until her successor is duly elected and qualified.

In connection with her service as a director, Ms. Mandel will receive non-employee director compensation commensurate with the Company’s other non-employee directors, which is described in more detail in HGV’s definitive proxy statement on Schedule 14A filed with the SEC on March 19, 2024, prorated for her remaining term.

The Company has entered into an indemnification agreement with Ms. Mandel in substantially the form of the Company’s standard form of indemnification agreement. These agreements require the Company to indemnify covered individuals to the fullest extent permitted by Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is filed as Exhibit 10.5 to the Company’s Registration Statement on Form 10 and incorporated herein by reference.

Ms. Mandel is not related to any officer or director of the Company and is not a party to any transactions or relationships with the Company and its subsidiaries that require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

	By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, General Counsel and Secretary
Date: June 7, 2024